Exhibit 99.11

Ex. B – Option Grant

Option to Purchase
** 50,000,000**
Shares of Common Stock

NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS OPTION NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

OPTION TO PURCHASE COMMON STOCK

OF

QUEST PATENT RESEARCH CORPORATION.

Initial Issuance Date: February 19, 2021

This is to certify that, FOR VALUE RECEIVED, Intelligent Partners LLC, a Delaware limited liability company or registered assigns (“Holder”), is entitled to purchase, on the terms and subject to the provisions of this Option, from Quest Patent Research Corporation., a Delaware corporation (the “Company”), fifty million (50,000,000) shares of the common stock, par value $0.00003 per share (“Common Stock”), of the Company at an exercise price per share of $0.0054 per share (the “Exercise Price”), subject to adjustment as hereinafter provided, during the period (the “Exercise Period”) commencing on the Restructure Date (as defined in the Restructure Agreement) and ending at 5:30 P.M. New York City time, on September 30, 2025; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day on which such banks are not authorized to be closed. The shares of Common Stock issued or issuable upon exercise of this Option are referred to as “Option Shares.”

This Option is being executed in connection with a restructure agreement (the “Restructure Agreement”) dated on or about the date of this Option among Company, Holder and the Restructure Subsidiaries (as defined in the Restructure Agreement).

(a) Exercise of Option. This Option may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Option Shares specified in such form. Payment of the Exercise Price may be made either by check (subject to collection) or by wire transfer in accordance with instructions from the Company. If this Option is exercised in part only, the Company shall, upon surrender of this Option for cancellation, execute and deliver a new Option evidencing the rights of the Holder hereof to purchase the balance of the shares of Common Stock purchasable hereunder; provided, however, that with respect to any partial exercise, the Holder shall not be required to deliver this Option but shall make a notation as to the number of shares of Common Stock as to which this Option remains exercisable. Upon receipt by the Company of this Option at its office, or by the stock transfer agent of the Company at its office, of the Purchase Form and the purchase price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that if the Holder pays the purchase price other than by wire transfer of immediately available funds, the Holder shall not become a stockholder of record until the Company has been advised by its bank that payment has cleared. The Holder may pay the Exercise Price, in whole or part, by means of a reduction in the then outstanding Total Monetization Proceeds Obligation, if any, as defined in the Restructure Agreement whereby the Exercise Price shall be deemed satisfied on a dollar for dollar basis by a corresponding reduction in the outstanding Total Monetization Proceeds Obligation. For the avoidance of doubt, in the event the Exercise Price exceeds the amount of the then outstanding Total Monetization Proceeds Obligation, the portion of the Exercise Price not satisfied by the dollar for dollar reduction in the Total Monetization Proceeds Obligation may be made either by check (subject to collection) or by wire transfer in accordance with instructions from the Company.

(b) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Option and that it shall not increase the par value of the Common Stock during the Exercise Period.

(c) Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Option. With respect to any fractional shares which would otherwise be issued upon exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the market price of the Common Stock on the date of exercise or round up to the next whole share.

(d) Exchange, Transfer, Assignment or Loss of Option. This Option is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (j) of this Option, upon surrender of this Option to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other Options which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Options are to be issued and signed by the Holder hereof. The term “Option” as used herein includes any Options into which this Option may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, the Company will execute and deliver a new Option of like tenor. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e) No Rights as a Stockholder. The Holder shall not, by virtue of this Option, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Option and are not enforceable against the Company except to the extent set forth in this Option.

(f) Adjustments to the Exercise Price.

(1) If the Company shall, during the Exercise Period, (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify outstanding Common Stock into a greater number of shares or otherwise effect a stock split or distribution, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, or (iv) effect a recapitalization pursuant to which shares of Common Stock become or are converted into shares of Common Stock and/or other equity securities, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Option exercised after such date shall be entitled to receive the aggregate number and kind of shares or other securities which, if this Option had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination, reclassification or recapitalization. Such adjustment shall be made successively whenever any event listed in this Section (f)(1) shall occur.

(2) Whenever the Exercise Price payable upon exercise of each Option is adjusted pursuant to this Section (f), the number of shares of Common Stock issuable upon exercise or conversion of this Option shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of each Option in effect immediately prior to the adjustment by the Exercise Price then in effect and dividing the product so obtained by the Exercise Price, as adjusted. In no event shall the Exercise Price per share be less than the par value per share, and, if any adjustment made pursuant to this Section (f) would result in an Exercise Price which would be less than the par value per share, then, in such event, the Exercise Price per share shall be the par value per share; provided, however, that the limitation contained in this sentence shall not affect the number of shares of Common Stock issuable upon exercise or conversion of this Option which shall be based on the adjusted Exercise Price without giving effect to this limitation set forth in this sentence.

(3) In the event that at any time, as a result of an adjustment made pursuant to this Section (f), the Holder of any Option thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Sections (f).

(4) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Options, Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this and similar Options initially issued by the Company.

(g) Officer’s Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) of this Option, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Option, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, mail, by first class mail, a copy of such certificate to the Holder at the Holder’s address set forth in the Company’s Option Register.

(h) Notices to Option Holders. So long as this Option shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least ten days prior to the date specified in the following clauses (i) and (ii), as the case may be, of this Section (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(i) Reclassification, Reorganization or Merger.

(1) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Option) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Option. The foregoing provisions of this Section (i)(1) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(2) Notwithstanding the provisions of Section (i)(1) of this Option, in the event of a Specified Merger, as hereinafter defined, this Option, if not exercised prior to the effective time of the Specified Merger, shall, at the effective time of the Specified Merger, without any action on the part of the Holder, become and be converted into the right to receive cash or securities equal to the amount determined by multiplying the number of Option Shares issuable upon exercise of this Option by the amount by which (x) the consideration payable with respect to one share of Common Stock in the Specified Merger exceeds (y) the Exercise Price. A Specified Merger shall mean the merger or consolidation of the Company into another corporation or entity or the sale by the Company of all or substantially all of its business and assets in a transaction in which the net proceeds or other consideration from such sale are distributed to the Company’s stockholders in liquidation of their shares of Common Stock, if, and only if, the sole consideration to be received by the holders of the Common Stock is cash, including any contingent cash, and/or securities all of which are listed on the New York Stock Exchange, the Nasdaq Stock Market or the OTCQX or OTCQB Market or another United States, Canadian or foreign stock exchange or market designated by the Company’s board of directors and the shares are issuable pursuant to a registration statement on Form S-4 or other applicable form of registration statement (“Specified Merger”). Securities issued in the Specified Merger shall be valued at the average closing price thereof on the principal stock exchange or market on which the securities are listed for the five-day period ending the day prior to the effective date of the Specified Merger unless the agreement relating to the Specified Merger provides another method of determining the value thereof, in which event the valuation determined by such agreement shall prevail. Payment to the Holder of this Option with respect to any such securities shall be payable in either cash or in such securities (valued as herein provided), as the Company shall determine. If, in a Specified Merger, the value of the consideration payable with respect to one share of Common Stock is equal to or less than the Exercise Price, no payment shall be made to the Holder of this Option, and (i) if the sole consideration to be received by the holders of the Common Stock is cash this Option shall terminate or (ii) if the consideration to be received by the holders of Common Stock is not exclusively cash, this Option shall be assumed by the surviving entity of such Specified Merger for the remainder of the Exercise Period and the securities issuable upon exercise shall be such consideration per share subject to the Option as each holder of common stock receives in the Specified Merger, with the exercise price being adjusted based on the conversion or exchange ratio set forth in the agreement relating to the Specified Merger or as otherwise reflected in the Company’s financial statements, provided, however, that Holder may be required to exercise this Option (or any remaining portion hereof) for cash following payment in full of the TMPO amount as set forth in the Restructure Agreement.

(j) Transfer to Comply with the Securities Act. This Option or the Option Shares or any other security issued or issuable upon exercise of this Option may not be sold or otherwise disposed of except as follows:

(1) To a person who, in the opinion of counsel for the Holder and which opinion is acceptable to counsel of the Company, is a person to whom this Option or Option Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act and in compliance with applicable state securities laws with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

(2) To any person upon delivery of a prospectus then meeting the requirements of the Securities Act and state securities laws relating to such securities and the offering thereof for such sale or disposition.

Dated as of February 19, 2021

QUEST PATENT RESEARCH CORPORATION.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

PURCHASE FORM

Dated:                      , 20

The undersigned hereby irrevocably exercises this Option to the extent of purchasing _______ shares of Common Stock and hereby makes payment of $____________ in payment of the Exercise Price therefor. In exercising this Option, the undersigned represents and Options to the Company that the representations and Warranties made by the undersigned in the Agreement pursuant to which this Option was issued, are true and correct on the date of exercise with the same force and effect as if made on such date.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:______________________________________________________________________________

(Please typewrite or print in block letters)

Signature:___________________________________________

Social Security or Employer Identification No.________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED,_______________________________________________________

hereby sells, assigns and transfer unto

Name_________________________________________________________________________

(Please typewrite or print in block letters)

Address________________________________________________________________________

Social Security or Employer Identification No._______________________

The right to purchase Common Stock represented by this Option to the extent of _________shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________ attorney to transfer the same on the books of the Company with full power of substitution.

Dated:                      , 202_

Signature____________________________________

Signature Medallion Guaranteed:

_________________________________________

Note: Any transferee will have to satisfy the Company that such transferee is an accredited investor as defined in Rule 501 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.